INVESTMENT PORTFOLIO (unaudited)

As of December 31, 2021	Highland Small-Cap Equity Fund

Shares		Value ($)
Common Stocks — 67.1%
COMMUNICATION SERVICES — 0.5%
3,227	Sinclair Broadcast Group, Inc., Class A	85,290

CONSUMER DISCRETIONARY — 2.7%
4,204	Genesco, Inc. (a)	269,770
1,325	LKQ Corp. (b)	79,540
1,388	Oxford Industries, Inc. (b)	140,910

		490,220

ENERGY — 1.4%
2,970	Dril-Quip, Inc. (a)(b)	58,450
17,344	NexTier Oilfield Solutions (a)	61,571
4,599	SM Energy	135,578

		255,599

FINANCIALS — 14.2%
2,500,000	Alpha Services and Holdings ADR (a)	783,125
133	Ashford (a)	2,214
4,419	CIT Group, Inc. (b)	226,872
2,200,000	Eurobank Ergasias Services and Holdings ADR (a)	1,050,940
3,032	First Horizon (b)	49,513
5,866	KKR & Co., Inc., Class A (b)	437,017

		2,549,681

HEALTHCARE — 12.8%
9,898	Aerie Pharmaceuticals, Inc. (a)(c)	69,484
7,817	Amicus Therapeutics, Inc. (a)(b)	90,286
127	Charles River Laboratories International, Inc. (a)(b)	47,851
37,000	Coherus Biosciences, Inc. (a)	590,520
7,399	Collegium Pharmaceutical, Inc. (a)	138,213
23,381	Heron Therapeutics, Inc. (a)(c)	213,469
99	ICON (a)(b)	30,660
2,766	Intersect ENT, Inc. (a)	75,540
3,814	MEDNAX, Inc. (a)	103,779
133	Molina Healthcare, Inc. (a)(b)	42,305
1,135	NuVasive, Inc. (a)	59,565
631	Pacira BioSciences, Inc. (a)(c)	37,967
64,770	Paratek Pharmaceuticals, Inc. (a)	290,817
9,323	Surgery Partners, Inc. (a)(b)	497,941

		2,288,397

INDUSTRIALS — 2.9%
6,475	JetBlue Airways Corp. (a)(b)	92,204
13,773	Luxfer Holdings (b)	265,956
4,163	Resources Connection, Inc. (b)	74,268
947	Science Applications International Corp. (b)	79,160

		511,588

INFORMATION TECHNOLOGY — 5.1%
5,550	Alteryx, Class A (a)(b)	335,775
6,084	Avaya Holdings Corp. (a)(b)	120,463
4,944	Ebix, Inc. (c)	150,297
1,470	SS&C Technologies Holdings, Inc.	120,511
274	Teledyne Technologies, Inc. (a)(b)	119,708
1,619	Teradata Corp. (a)	68,759

		915,513

Shares		Value ($)
Common Stocks (continued)
MATERIALS — 9.2%
12,072	Loma Negra Cia Industrial Argentina ADR (a)(c)	80,520
250,000	MPM Holdings, Inc. (a)(d)	1,250,000
694	Quaker Chemical Corp. (c)	160,161
1,527	Sensient Technologies Corp. (b)	152,792

		1,643,473

REAL ESTATE — 17.1%
734	Ashford Hospitality Trust, REIT(a)(c)	7,046
12,000	Independence Realty Trust, Inc., REIT	309,960
28,201	NexPoint Residential Trust, Inc., REIT(b)(e)	2,364,090
6,614	RLJ Lodging Trust, REIT(b)	92,133
10,266	Spirit MTA, REIT(a)(g)(h)	4,312
6,034	Spirit Realty Capital, Inc., REIT	290,778

		3,068,319

UTILITIES — 1.2%
50,783	Central Puerto ADR (a)	158,951
1,157	NRG Energy, Inc. (b)	49,844

		208,795

	Total Common Stocks (Cost $10,453,749)	12,016,875

Registered Investment Companies — 11.0%
39,647	Highland Global Allocation Fund (b)(e)	359,598
118,673	NexPoint Diversified Real Estate Trust (b)(e)	1,611,580

	Total Registered Investment Companies (Cost $2,651,824)	1,971,178

Preferred Stock — 6.8%
REAL ESTATE — 6.8%
58,822	Braemar Hotels & Resorts, REIT 5.50%(a)(b)(f)	1,223,498

	Total Preferred Stock (Cost $891,518)	1,223,498

Master Limited Partnerships — 2.8%
ENERGY — 2.8%
32,972	Energy Transfer LP	271,359
10,392	Western Midstream Partners LP (b)	231,430

	Total Master Limited Partnerships (Cost $524,282)	502,789

INVESTMENT PORTFOLIO (unaudited) (concluded)

As of December 31, 2021	Highland Small-Cap Equity Fund

Principal Amount ($)		Value ($)
Repurchase Agreement (i)(j) — 0.1%
	HSBC Securities USA
7,528	0.040%, dated 12/31/2021 to be repurchased on 01/03/2022, repurchase price $7,528 (collateralized by U.S. Government obligations, ranging in par value $42—$2,990, 0.125%—3.875%, 05/15/2023 – 08/15/2047; with total market value $7,679)	7,528

	Total Repurchase Agreement (Cost $7,528)	7,528

Shares
Cash Equivalent — 11.7%
MONEY MARKET FUND (k) — 11.7%
2,097,305	Dreyfus Treasury Obligations Cash Management, Institutional Class 0.010%	2,097,305

	Total Cash Equivalent (Cost $2,097,305)	2,097,305

Total Investments—99.5%		17,819,173

(Cost $16,626,206)
Securities Sold Short— (11.3)%
Common Stocks — (11.3)%
INFORMATION TECHNOLOGY — (11.3)%
(1,730)	Coupa Software (l)	(273,427)
(17,000)	Sailpoint Technologies Holdings (l)	(821,780)
(5,000)	Zoom Video Communications, Class A (l)	(919,550)

	Total Common Stocks (Proceeds $1,852,804)	(2,014,757)

	Total Securities Sold Short—(11.3)% (Proceeds $1,852,804)	(2,014,757)

Other Assets & Liabilities, Net - 11.8% (m)		2,099,183

Net Assets—100.0%		17,903,599

(a)	Non-income producing security.
(b)	All or part of this security is pledged as collateral for short sales. The fair value of the securities pledged as collateral was $4,530,680.
(c)

Securities (or a portion of securities) on loan. As of December 31, 2021, the fair value of securities loaned was $310,905. The loaned securities were secured with cash and/or securities collateral of $325,489. Collateral is calculated based on prior day’s prices.

(d)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the policies and procedures established by the Board. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Fair Value at Period End	Percent of Net Assets
MPM Holdings, Inc.	Common Stock	5/15/2019	$—	$1,250,000	7.0%

(e)	Affiliated issuer. Assets with a total aggregate fair value of $4,335,268, or 24.2% of net assets, were affiliated with the Fund as of December 31, 2021.
(f)	Perpetual security with no stated maturity date.
(g)

Securities with a total aggregate value of $4,312, or 0.0% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(h)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $4,312, or 0.0% of net assets, were fair valued under the Fund’s valuation procedures as of December 31, 2021. Please see Notes to Investment Portfolio.

(i)	Tri-Party Repurchase Agreement.
(j)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2021 was $7,528.
(k)	Rate shown is 7 day effective yield.
(l)	No dividend payable on security sold short.
(m)	As of December 31, 2021, $2,063,189 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of December 31, 2021	Highland Funds II

Organization

Highland Funds II (the “Trust”) is a Massachusetts business trust organized on August 10, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. It comprises two portfolios (each a “Fund” and collectively the “Funds”) that are currently being offered. This report covers information for the period ended December 31, 2021 for one of the Funds: Highland Small-Cap Equity Fund (the “Small-Cap Equity Fund”). The Highland Global Allocation Fund is reported separately.

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange (NYSE), National Association of Securities Dealers Automated Quotation (NASDAQ) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability which provide appropriate pricing services and which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV) will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Funds.

The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2021	Highland Funds II

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of December 31, 2021, the Fund’s investments consisted of common stocks, registered investment companies, preferred stock, master limited partnerships, repurchase agreements, cash equivalents, and securities sold short.

The fair value of the Fund’s common stocks, preferred stocks, registered investment companies, master limited partnerships that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2021	Highland Funds II

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets as of December 31, 2021 is as follows:

	Total value at December 31, 2021 ($)	Level 1 Quoted Price ($)	Level 2 Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)(1)
Highland Small-Cap Equity Fund
Assets
Common Stocks
Communication Services	85,290	85,290	—	—
Consumer Discretionary	490,220	490,220	—	—
Energy	255,599	255,599	—	—
Financials	2,549,681	2,549,681	—	—
Healthcare	2,288,397	2,288,397	—	—
Industrials	511,588	511,588	—	—
Information Technology	915,513	915,513	—	—
Materials	1,643,473	393,473	1,250,000	—
Real Estate	3,068,319	3,064,007	—	4,312
Utilities	208,795	208,795	—	—
Registered Investment Companies	1,971,178	1,971,178	—	—
Preferred Stock
Real Estate	1,223,498	1,223,498	—	—
Master Limited Partnerships
Energy	502,789	502,789	—	—
Repurchase Agreement	7,528	7,528	—	—
Cash Equivalent	2,097,305	2,097,305	—	—

Total Assets	17,819,173	16,564,861	1,250,000	4,312

Liabilities
Securities Sold Short
Common Stocks
Information Technology	(2,014,757)	(2,014,757)	—	—

Total Liabilities	(2,014,757)	(2,014,757)	—	—

Total	15,804,416	14,550,104	1,250,000	4,312

(1)

A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For the period ended December 31, 2021, there were no transfers in or out of Level 3.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2021	Highland Funds II

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, the Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investment Portfolio for the Fund.

Derivative Transactions

The Fund is subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing their investment objectives. The Fund may enter into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund’s exposure to the underlying instrument while selling futures tends to decrease the Fund’s exposure to the underlying instrument, or economically hedge other Fund investments.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or can be received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain/(loss) on the expiration or closing of a futures contract.

For the period ended December 31, 2021, the Fund did not invest in futures contracts.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (concluded)

As of December 31, 2021	Highland Funds II

Affiliated Issuers

Under Section 2(a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund as of December 31, 2021:

Small-Cap Equity Fund Issuer	Shares at September 30, 2021	Beginning Value as of September 30, 2021 $	Purchases at Cost $	Proceeds from Sales $	Distribution to Return of Capital $	Net Realized Gain/ (Loss) on Sales of Affiliated Issuers $	Change in Unrealized Appreciation/ (Depreciation) $	Ending Value as of December 31, 2021 $	Shares at December 31, 2021	Affiliated Income $	Cap Gain Distributions $
Majority Owned, Not Consolidated
None
Other Affiliates
NexPoint Residential Trust, Inc., REIT	28,075	1,737,281	10,496	—	(8,558)	—	624,871	2,364,090	28,201	2,239	—
Highland Global Allocation Fund (Registered Investment Company)	39,647	360,391	—	—	—	—	(793)	359,598	39,647	8,445	—
NexPoint Diversified Real Estate Trust (Registered Investment Company)	118,673	1,650,741	—	—	—	—	(39,161)	1,611,580	118,673	17,801	—
Other Controlled
None

Total	186,395	3,748,413	10,496	—	(8,558)	—	584,917	4,335,268	186,521	28,485	—